INVESTOR EVENT & SITE TOUR 2022 INVESTOR EVENT & SITE TOUR SEPTEMBER 20, 2022

INVESTOR EVENT & SITE TOUR 2022 Gillian Tiltman SVP & HEAD OF INVESTOR RELATIONS WELCOME & OPENING REMARKS

INVESTOR EVENT & SITE TOUR 2022 TODAY’S AGENDA WELCOME & OPENING REMARKS Gillian Tiltman | SVP & Head of Investor Relations CLIMB ON! COMPANY OVERVIEW & STRATEGIC DIRECTION Bill Meaney | President & CEO INTRODUCTION TO PROJECT MATTERHORN AND OVERVIEW OF OUR OPERATING MODEL Barry Hytinen | EVP & CFO COMMERCIAL EXCELLENCE Greg McIntosh | EVP & CCO DATA CENTER EXCELLENCE Mark Kidd | EVP & GM, Data Centers BREAK INTRODUCTION TO ASSET LIFECYCLE MANAGEMENT Barry Hytinen | EVP & CFO OPERATIONAL EXCELLENCE JT Tomovcsik | EVP & COO FINANCIAL OVERVIEW & OUTLOOK Barry Hytinen | EVP & CFO CLOSING REMARKS Bill Meaney | President & CEO Q&A DEPART FOR SITE TOUR (IN-PERSON ATTENDEES ONLY) 3

INVESTOR EVENT & SITE TOUR 2022 FORWARD-LOOKING STATEMENTS We have made statements in this presentation that constitute "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995 and other securities laws. These forward-looking statements concern our current expectations regarding our future results from operations, economic performance, financial condition, goals, strategies, investment objectives, plans and achievements. These forward-looking statements are subject to various known and unknown risks, uncertainties and other factors, and you should not rely upon them except as statements of our present intentions and of our present expectations, which may or may not occur. When we use words such as "believes," "expects," "anticipates," "estimates," "plans," "intends", “pursue”, “will” or similar expressions, we are making forward-looking statements. Although we believe that our forward-looking statements are based on reasonable assumptions, our expected results may not be achieved, and actual results may differ materially from our expectations. In addition, important factors that could cause actual results to differ from expectations include, among others: (i) our ability or inability to execute our strategic growth plan, including our ability to invest according to plan, grow our businesses (including through joint ventures), incorporate alternative technologies into our offerings, achieve satisfactory returns on new product offerings, continue our revenue management, expand internationally and manage our international operations, complete acquisitions on satisfactory terms, integrate acquired companies efficiently and transition to more sustainable sources of energy; (ii) changes in customer preferences and demand for our storage and information management services, including as a result of the shift from paper and tape storage to alternative technologies that require less physical space, (iii) the impact of our distribution requirements on our ability to execute our business plan; (iv) the severity and duration of the COVID-19 pandemic and its effects on the global economy, including its effects on us, the markets we serve and our customers and the third parties with whom we do business within those markets; (v) our ability to fund capital expenditures; (vi) our ability to remain qualified for taxation as a real estate investment trust for United States federal income tax purposes; (vii) the costs of complying with, and our ability to comply with, laws, regulations and customer requirements, including those relating to data privacy and cybersecurity issues, as well as fire and safety and environmental standards; (viii) the impact of attacks on our internal information technology (“IT”) systems, including the impact of such incidents on our reputation and ability to compete and any litigation or disputes that may arise in connection with such incidents; (ix) changes in the political and economic environments in the countries in which our international subsidiaries operate and changes in the global political climate, particularly as we consolidate operations and move records and data across borders; (x) our ability to raise debt or equity capital and changes in the cost of our debt; (xi) our ability to comply with our existing debt obligations and restrictions in our debt instruments; (xii) the impact of service interruptions or equipment damage and the cost of power on our data center operations; (xiii) the cost or potential liabilities associated with real estate necessary for our business; (xiv) failures to implement and manage new IT systems; (xv) unexpected events, including those resulting from climate change or geopolitical events, which could disrupt our operations and adversely affect our reputation and results of operations; (xvi) other trends in competitive or economic conditions affecting our financial condition or results of operations not presently contemplated; and (xvii) the other risks described in our periodic reports filed with the SEC, including under the caption “Risk Factors” in Part I, Item 1A of our Annual Report. Except as required by law, we undertake no obligation to update any forward-looking statements appearing in this presentation. Reconciliation of Non-GAAP Measures Throughout this presentation, Iron Mountain discusses (1) Adjusted EBITDA, (2) Adjusted EPS, and (3) AFFO. These measures do not conform to accounting principles generally accepted in the United States (“GAAP”). These non- GAAP measures are supplemental metrics designed to enhance our disclosure and to provide additional information that we believe to be important for investors to consider in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP, such as operating income, net income (loss) attributable to Iron Mountain Incorporated or cash flows from operating activities (as determined in accordance with GAAP). The reconciliation of these measures to the appropriate GAAP measure, as required by Regulation G under the Securities Exchange Act of 1934, as amended, and their definitions are included in this presentation. 4

INVESTOR EVENT & SITE TOUR 2022 CLIMB ON! COMPANY OVERVIEW & STRATEGIC DIRECTION Bill Meaney PRESIDENT & CEO

INVESTOR EVENT & SITE TOUR 2022 KEY MESSAGES 1 Synergistic business model with unmatched customer base and significant cross-selling opportunity Introducing Project Matterhorn Building off key strengths to drive a ~10% CAGR to ~$7.3B in revenue in 2026 2 3 6

IRON MOUNTAIN SNAPSHOT (NYSE: IRM)

Market-cap[1]	Mountaineers	Customers Served	Countries Served	Facilities
~$16B	~25,000	~225,000	59	~1,380

Global Presence

~95M Sq. Ft. | ~730M Cubic Ft. Global Physical Volume



2021 Revenue Breakdown



Storage
64%
~$4.5B
36%
Service

Member of

S&P 500 Nareit.

IRON MOUNTAIN

Note: All figures as of 1H22 unless otherwise noted. [1] As of 9/16/2022.

INVESTOR EVENT & SITE TOUR 2022 7

INVESTOR EVENT & SITE TOUR 2022 OUR PURPOSE AND VALUES We protect and elevate the power of our customers’ work VALUES PURPOSE Build Customer Value Take Ownership Promote Inclusion & Teamwork Own Safety & Security Act with Integrity 8

INVESTOR EVENT & SITE TOUR 2022 OUR MULTI-PHASE JOURNEY TO CLIMB ON! Strong Global Leadership Positions in Multiple Businesses World-class OperationsClimb On! 9 ~$7.3B 2026E Revenue $4.2B 2019 Revenue 70 Years of Success $4.5B 2021 Revenue Summit Growth Foundation $5.125B - $5.275B 2022E Revenue MATTERHORN: Accelerating Growth

INVESTOR EVENT & SITE TOUR 2022 SUSTAINABLE COMPETITIVE ADVANTAGES Synergistic Global Business Long-tenured Customer Relationships with Institutional Expertise Cash-generative and Highly Profitable Model with Durable Revenue Stream Comprehensive Information Management and Data Storage Solutions Leader in Sustainability Mountaineer Talent and Operating Culture 10

INVESTOR EVENT & SITE TOUR 2022 Significant Opportunity to Further Scale and Capture Market Share LARGE AND GROWING TOTAL ADDRESSABLE MARKET $10B 2015 $130B+ 2022 Source: Management estimates. 11 DATA CENTER ASSET LIFECYCLE MANAGEMENT DIGITAL SOLUTIONS Expanded TAM Driven by Fast Growing Categories

INVESTOR EVENT & SITE TOUR 2022 WELL-POSITIONED TO BENEFIT FROM KEY SECULAR TRENDS 12 Workplace and Digital Transformation Data Governance and Security Sustainability Digital Mailroom Solutions Content Services Platform Data Center Solutions Clean Start Asset Lifecycle Management Solutions Data Center Solutions Digital Solutions Green Power Pass Asset Lifecycle Management Solutions Hyperscale Decommissioning

OUR DIVERSE BOARD OF DIRECTORS



● Alfred Verrecchia
Current Chairman of Board, Iron Mountain; Former Chairman, Hasbro



● Pamela Arway
Chairwoman Elect[1], Iron Mountain; Former President of Japan/APAC/Australia, American Express



● Jennifer Allerton
Former CIO, Roche



● Clarke Bailey
Former CEO, EDCI Holdings



● Kent Dauten
Chairman and Former Managing Director, Keystone Capital



● Monte Ford
Principal Partner, CIOSE



● Robin Matlock
Former SVP & CMO, VMware



Bill Meaney
President & CEO Iron Mountain



● Wendy Murdock
Former CPO, MasterCard



● Walter Rakowich
Former CEO, Prologis



● Doyle Simons
Former CEO, Weyerhaeuser

Skills Matrix



Capital Allocation / Strategy
100%
C-suite Leadership
100%
Global Expertise
91%
Risk Management
91%
Board Leadership
82%
Technology
82%
Operations Experience
73%

Strong Expertise to Support Our Strategy and Value Creation

IRON MOUNTAIN®

[1] Effective November 8, 2022.

● Independent Director

INVESTOR EVENT & SITE TOUR 2022 13

EXPERIENCED LEADERSHIP TEAM



● Bill Meaney
Joined: 2013
President & CEO



● Barry Hytinen
2020
EVP & CFO



Deirdre Evens
2015
EVP & GM, ALM[1]



Edward Greene
2020
EVP & CHRO



● Mark Kidd
2003
EVP & GM, Data Centers



Deborah Marson
2009
EVP & GC and Secretary



● Greg McIntosh
2014
EVP & CCO



Ted MacLean
2014
EVP & GM, Fine Arts



● JT Tomovcsik
1986
EVP & COO

Seasoned and Skilled Management Team with Deep Industry Experience

[1] Asset Lifecycle Management (ALM).

● Presenting Today

IRON MOUNTAIN®
INVESTOR EVENT & SITE TOUR 2022 14

INVESTOR EVENT & SITE TOUR 2022 INTRODUCING PROJECT MATTERHORN Project Matterhorn Operating Model Investing to Accelerate Growth 15

INVESTOR EVENT & SITE TOUR 2022 FINANCIAL TARGETS (2021 – 2026) 16 ($B) 2021 2026 CAGR REVENUE $4.5 ~$7.3 ~10% ADJUSTED EBITDA $1.6 ~$2.5 ~10% AFFO $1.0 ~$1.5 ~8%

INVESTOR EVENT & SITE TOUR 2022 IRON MOUNTAIN CORPORATE VIDEO 17

INVESTOR EVENT & SITE TOUR 2022 INTRODUCTION TO PROJECT MATTERHORN AND OVERVIEW OF OUR OPERATING MODEL Barry Hytinen EVP & CFO

INVESTOR EVENT & SITE TOUR 2022 Project Matterhorn Operating Model • Shifting from product to solution sale through new global enterprise-wide commercial platform • Migrating execution from businesses to new global enterprise-wide operational platform • Businesses benefitting from shared services and best practices Investing to Accelerate Growth • Capturing greater share of large, global addressable markets • Our path to growth: • Investing 16% of revenue (~$4B) over the next 4 years (2023 – 2026) Building on Strong Platform to Accelerate Growth and Climb On! INTRODUCING PROJECT MATTERHORN (2022+) 19

INVESTOR EVENT & SITE TOUR 2022 PROJECT MATTERHORN OPERATING MODEL 1 Records and Information Management (RIM); includes physical and digital. Asset Lifecycle Management Global RIM1 Data Centers 20

INVESTOR EVENT & SITE TOUR 2022 COMMERCIAL EXCELLENCE Greg McIntosh EVP & CHIEF COMMERCIAL OFFICER

INVESTOR EVENT & SITE TOUR 2022 Confident In At Least 5% Revenue Growth Rate GLOBAL RIM AT A GLANCE GROWTH VECTORSSTRUCTURAL ADVANTAGES ▸ Integrated physical and digital information management offerings ▸Trusted by 95% of Fortune 1000 with 225K customers globally ▸Global footprint spanning 59 countries ▸Consistent 98%+ customer retention ▸Custodian of critical information for decades 22 • Continue to deliver consistent to slightly positive total volume growth • Highly recurring revenue stream • Industry leading customer value • Considerable pipeline growth • Strong pipeline of $1M+ deals and new bookings (+52% YoY) Storage Volume Revenue Management Core Services Digital Services

INVESTOR EVENT & SITE TOUR 2022 A High-performance Commercial Organization Trusted to Solve Customer Problems HOW WE SELL THE MOUNTAIN COMMERCIAL ORGANIZATION FOCUS Global Industries Growing wallet share with top global accounts in key industries 1 Regions Cross and up-sell existing and new customers in enterprise, public sector and small/medium business 2 Revenue Management Strong business model with highly recurring revenue base; aligning value based on customer needs 3 23

INVESTOR EVENT & SITE TOUR 2022 Accelerating Growth in our Largest Opportunity Accounts GLOBAL INDUSTRIES 24 Global approach to account management Salesforce comprised of industry SMEs Growing wallet share in key industries Salesforce Coverage Model Features • Focus efforts on 3 – 5 global accounts (per account manager) • Empower team to sell all Iron Mountain solutions • Select growth-oriented accounts • Sell vertical and horizontal solutions

CASE STUDY: GLOBAL INDUSTRIES

Background

Customer

- Large, multinational financial institution with 100M+ customers and 10,000+ branches globally

Challenges

- Desire to be a leader in digital banking
- Slowed down by legacy, paper-based processes
- Diverse branch footprint across multiple countries

Unique IRM Solution

- Integrated solution of physical and digital solutions with embedded logistics serving 1,300+ branches to date

Records and Media Storage

Asset Lifecycle Management

Logistics

Business Process Management

CSP Platform

Digitization of Paper Records and Media

Results

- 1M New Cubic Feet
- 50 TB of Digital Data
- 10M Microfilms Imaged

$15M Total Contract Value with Significant Recurring Revenue

- Substantial geographical cross-sell result
- Expanded solution to 95 Other Financial Institutions in Global Industries

Scaling Solutions within a Customer and Across Industry for Accelerated Growth

IRON MOUNTAIN®

INVESTOR EVENT & SITE TOUR 2022 25

INVESTOR EVENT & SITE TOUR 2022 REGIONS: LOCAL-ORIENTED SALES & SERVICE SUPPORT MODEL Enterprise • Focusing on regional enterprise sales with segmentation of global industry accounts • Adding ~100 new front-line salespeople over next 3 years • Recent wins: Germany, Australia, Philippines Small/Medium Business Public Sector • Formalizing global inside sales model • Globalizing an inside sales competency focused on state-of-the- art sales technology and tools • Recent expansion wins: UK, Brazil, Germany • Capturing market share as governments and agencies digitally transform • Recent wins: USA, Australia, UK, Brazil, Canada 26

CASE STUDY: PUBLIC SECTOR

Background

Customer

- Large federal agency, existing records storage customer

Challenges

- Backlog of applications for government services
- Highly manual, paper-based processes impacted by adjudicators moving to work from home
- 100+ document types
- 1B images expected to be required over next decade

Unique IRM Solution

- Cloud-based, AI/ML enabled platform to auto classify and extract meta-data for ~100M images over the next 12 months

Public Sector Experience

AI/ML Enabled Auto Classification

Imaging Services

Data Validation

Secure Logistics

Results

30% Reduction in Costs through AI/ML Enabled Platform

~$20M Contract

Additional Opportunities within Agency and Other Departments

Continued Momentum in Public Sector for Large Digital Transformation Initiatives

IRON MOUNTAIN®

INVESTOR EVENT & SITE TOUR 2022 27

INVESTOR EVENT & SITE TOUR 2022 DATA CENTER EXCELLENCE Mark Kidd EVP & GM, DATA CENTERS

INVESTOR EVENT & SITE TOUR 2022 Market Segments Data Center Footprint Confident in Greater than 20% Revenue Growth Rate DATA CENTER AT A GLANCE GROWTH VECTORS 29 • Hyperscale • Colocation • Selective Tier I market expansion • Tier II/III (edge) entry • Hyperscale-only land and power STRUCTURAL ADVANTAGES ▸Serve 1,300+ customers including 5 of largest global hyperscalers ▸ 16,000+ cross connects ▸Existing portfolio has capacity to nearly quadruple from current operations ▸Global footprint – 18 markets, 26 sites ▸ Leading sustainability efforts: all data centers powered by 100% renewable energy since 2017

INVESTOR EVENT & SITE TOUR 2022 Building Business at Scale DATA CENTER ACCELERATION Megawatts Under Contract Scale Interconnected, Global Platform 30 9 22 99 108 159 207 323 2016 2017 2018 2019 2020 2021 1H22 Enter Data Center Market through Growth Adjacencies Pre-leased 147 Megawatts

DATA CENTER:
GLOBALLY CONNECTED PLATFORM OF ~665 MEGAWATTS



IRM Markets
Data Center Markets
Operational Data Centers
Under Construction

+50 Megawatts of Capacity
Added Since End of 2Q22 in Mumbai and Phoenix

Includes ~340 Megawatts of Capacity to Sell

	To Be Sold
Northern Virginia	156
Phoenix	53
Chicago	37
Mumbai	28
Amsterdam	20
New Jersey	6
Frankfurt	6
All Other	~35
Sub-total: To Be Sold	~340
Under Contract, Leased	176
Under Contract, Pre-leased	147
Total	~665

IRON MOUNTAIN®

INVESTOR EVENT & SITE TOUR 2022 31

INVESTOR EVENT & SITE TOUR 2022 Unconstrained Market with Significant Opportunity GLOBAL DATA CENTER MARKET TAILWINDS Market Expected to Grow ~$40B Over Next 5 Years1 Global Data Center Colocation Market Size by Region 1 Source: Structure Research. Data Center Market Size Projections1 2021 2022E 2026E $62B $69B $105B Where We Play 23% 9% 15% 11% 5-yr. CAGRs 32 Carrier-NeutralHyperscaleTotal Telco / Other 3% North America $22B $30B 2021 2026E Latin America $1B $3B 2021 2026E EMEA $11B $19B 2021 2026E APAC $28B $53B 2021 2026E

INVESTOR EVENT & SITE TOUR 2022 35+ Megawatts Contracted with More in Pipeline Sold 3 Product Types across 4 Locations and 2 Continents Solution Flexibility and Broad Data Center Footprint Enables Rapid Growth CASE STUDY: DATA CENTER HYPERSCALE Background Unique IRM Solution Delivered customized data center services across several contracts • 1st contract: Data center modules enabled very high density and partitioned security particular application that was starting as a pilot • 2nd contract: Build-to-suit transaction with highly flexible ramp terms in initial years, but still with guaranteed stabilization • 3rd contract: Dedicated suites across two facilities combined with high network density to enable first node of a new availability zone Results Customer • Global Fortune 100 Technology Company Challenges • Need for global data center services to support its rapid growth Tape Management Asset Lifecycle Management 33

INVESTOR EVENT & SITE TOUR 2022 Global Accounts Expanding Customer Relationship to New Product Area 100% Auditable Carbon Offset for Client Differentiated Data Center Solutions as Part of Larger Client Relationship Accelerates Digital Transformation CASE STUDY: ENTERPRISE DATA CENTER Background Unique IRM Solution • Sales coverage in our global accounts program creating simplicity of one-stop-shop: • Best-in-class security and compliance required • Green Power Pass offering auditable 100% green power critical to help meet sustainability goals Results Customer • Multinational Financial Services Company Challenges • Geopolitical considerations causing infrastructure change • High degree of compliance required for monetary authority Data Center Records Management Data Management 34

INVESTOR EVENT & SITE TOUR 2022 35

INVESTOR EVENT & SITE TOUR 2022 BREAK

INVESTOR EVENT & SITE TOUR 2022 INTRODUCTION TO ASSET LIFECYCLE MANAGEMENT Barry Hytinen EVP & CFO

INVESTOR EVENT & SITE TOUR 2022 Significant Structural Advantages and Growth Vectors in a Massive, Fragmented Market ASSET LIFECYCLE MANAGEMENT AT A GLANCE 38 GROWTH VECTORS • Hyperscale and Enterprise Data Center • Corporate End-user Devices • Leverage client relationships built on 70 years of trust • Expanding operational footprint • Leverage global infrastructure and logistics network • Managed Services • Circular solutions • Remote data wiping • Storage and logistics Client Segments Market Expansion Solution Expansion STRUCTURAL ADVANTAGES ▸Global footprint and trusted customer relationships ▸Best-in-class data security and chain of custody ▸Market leader in cloud/hyperscale decommissioning ▸Strongly synergistic with core and data center businesses

INVESTOR EVENT & SITE TOUR 2022 Iron Mountain is a Leader in the Segment and Expanding Our Reach ASSET LIFECYCLE MANAGEMENT: A LARGE, FRAGMENTED, AND GROWING MARKET 39 Standardizing Services and Customer Experience Expanding Offerings Across the Globe Developing Scale and Structural Advantages Addressing Fast Growing Segments Market Size: $30B $4 $4 $22 Hyperscale Data Center Corporate Data Center Corporate End User Iron Mountain Service Availability

INVESTOR EVENT & SITE TOUR 2022 Exclusive Remarketing 100% Effective for Data Erasure Primary Provider of Onsite Services for Client Global Footprint Innovation Partner for Sustainable Solutions Unique Iron Mountain Solution Results Exclusive Provider of Secure and Efficient Decommissioning Services CASE STUDY: ALM HYPERSCALE Background Customer • Major cloud hyperscaler Challenges • Client’s vast data center fleet growing rapidly with a need to continually refresh equipment • Decommissioning complex, data-bearing hardware globally Massive Scale Onsite Decommissioning, Data Erasure Co-create and provide end-to-end ITAD services and sustainable solutions to meet client's expansive growth and priorities Asset Visibility and Chain of Custody from Deployment to Disposition Maximum Value Recovery and Sustainability Innovative Circular Solutions 40

CASE STUDY: ALM CORPORATE

Background

Customer

- Large US Bank

Challenges

- Acquired competitor with redundant and costly data centers
- Decommission data centers and assets

Unique Iron Mountain Solution

- Tailored decommissioning workflow process to bank's risk mitigation policies
- Process enabled on-site technicians to efficiently carry out services:

Data Center Decommissioning

Data Erasure

Onsite Media Destruction

Asset Tagging

Results

13,000 Hard Drives Removed and Shredded On-site

~1,300 Servers De-racked and Processed across 15 Data Centers

In Compliance with the Bank's Exacting Standards and Timeline

Customized Workflow Based on Complex Governance and Risk Mitigation Requirements

IRON MOUNTAIN®

INVESTOR EVENT & SITE TOUR 2022 41

INVESTOR EVENT & SITE TOUR 2022 ASSET LIFECYCLE MANAGEMENT VIDEO 42

INVESTOR EVENT & SITE TOUR 2022 OPERATIONAL EXCELLENCE JT Tomovcsik EVP & CHIEF OPERATING OFFICER

INVESTOR EVENT & SITE TOUR 2022 Driving Productivity and a Continuous Improvement Mindset to Climb On! IMPROVING OPERATIONS ACROSS IRON MOUNTAIN GLOBALLY Restructured cost base • Enabling and broadening commercial offerings • Driving productivity • Ensuring commitment to safety and quality Matterhorn Excellence EnablementSummit Outcomes 44 Enhanced and integrated technology Invested in foundation for higher revenue growth

INVESTOR EVENT & SITE TOUR 2022 Invest and Enable • Invested globally in data capture, standardized activity reporting, and worked hours tracking system Engineered Targets • Created global engineered productivity targets • Implemented a standard routing system outside North America Active Leadership • Provided managers with a platform for labor management • Remained laser focused on safety globally Driving a Continuous Improvement Mindset CONTINUOUS OPERATIONS IMPROVEMENT 28.5% 35.0% 2019 1H22 Create Marginal Optimization Programs IRM Service Gross Margin 45

INVESTOR EVENT & SITE TOUR 2022 Efficiently Managing Overhead KEY GLOBAL INVESTMENTS ENABLING CONTINUOUS IMPROVEMENT AND SCALE 18.5% 16.8% 1H19 1H22 Driving Scale Efficiency of G&A CostsInvest in Global Business Services • Strategic business partner to create scalability • Including shared services and business process outsourcing • Driving transformation through customer-centric global process ownership, digital enablement, and continuous improvement Invest in Centers of Excellence • Implementing Commercial Shared Services to accelerate revenue production • Investing in technology platform • Streamlining G&A costs across enterprise • Enhancing our solutions and delivery 46

INVESTOR EVENT & SITE TOUR 2022 FINANCIAL OVERVIEW & OUTLOOK Barry Hytinen EVP & CFO

INVESTOR EVENT & SITE TOUR 2022 5 1 2 3 4 KEY MESSAGES Leading from a position of strength to further grow with innovative solutions Uniquely durable business model Exceptional track record of financial execution and operational excellence globally Creating value through a disciplined capital allocation strategy Executing clear strategic initiatives to achieve our revenue growth targets 48

INVESTOR EVENT & SITE TOUR 2022 STRONG OPERATING PERFORMANCE 1 Non-GAAP measure, please see Appendix for reconciliation. 2 Iron Mountain financial guidance for 2022. 49 $4,263 $4,147 $4,492 2019 2020 2021 2022E $1,469 $1,476 $1,635 2019 2020 2021 2022E $867 $888 $1,012 2019 2020 2021 2022E Revenue ($M) Adjusted EBITDA1 ($M) AFFO1 ($M) 222 $5,125 – $5,275 $1,800 – $1,850 $1,085 – $1,120

INVESTOR EVENT & SITE TOUR 2022 Strong Growth Despite Foreign Exchange Headwinds REAFFIRMING 2022 GUIDANCE 50 ($M, Except Share Data) 2022 Guidance YoY % Change Total Revenue $5,125 - $5,275 14% - 17% Adjusted EBITDA $1,800 - $1,850 10% - 13% AFFO $1,085 - $1,120 7% - 11%

INVESTOR EVENT & SITE TOUR 2022 CAPITAL ALLOCATION PRIORITIES 51 INVESTING TO ACCELERATE GROWTH CAPITAL RETURN PRUDENT LEVERAGE

INVESTOR EVENT & SITE TOUR 2022 Growth-oriented Capex as a % of Revenue CAPITAL ALLOCATION PRIORITIES: INVESTING TO ACCELERATE GROWTH 52 ~12% ~16% 2019-2022E 2023E-2026E • Growth Capex: planning to deploy ~$4B in growth-oriented capital over next 4 years (2023 – 2026), which fully funds our growth plan • Transformation support: expecting to incur ~$150M of one-time costs annually (2023 – 2025)

INVESTOR EVENT & SITE TOUR 2022 Dividend Payout Ratio CAPITAL ALLOCATION PRIORITIES: CAPITAL RETURN 53 • Dividend policy: Target AFFO payout ratio of low to mid-60s • With strong operating performance, we are approaching our long-term target range 81% 80% 71% 66% 2019 2020 2021 2022E

INVESTOR EVENT & SITE TOUR 2022 5.5x 4.5x 6.1x 5.7x 5.3x 5.3x 5.3x 5.3x 4 4.5 5 5.5 6 6.5 J.P. Morgan REIT Composite 2019 2020 2021 Q2'22 2022E Net Lease Adjusted Leverage CAPITAL ALLOCATION PRIORITIES: PRUDENT LEVERAGE 54 • Leverage target: long-term net lease adjusted leverage ratio of 4.5x – 5.5x • No significant debt maturities until 2027 • Vast majority of debt is fixed rate1 1 As of 6/30/22, net debt was 82% fixed rate and 18% floating rate.

INVESTOR EVENT & SITE TOUR 2022 ($B) 2021 2026 CAGR REVENUE $4.5 ~$7.3 ~10% ADJUSTED EBITDA $1.6 ~$2.5 ~10% AFFO $1.0 ~$1.5 ~8% FINANCIAL TARGETS (2021 – 2026) 55

INVESTOR EVENT & SITE TOUR 2022 REVENUE TARGET DRIVERS ($B) 2021 2026 $ Growth CAGR REVENUE $4.5 ~$7.3 ~$2.8 ~10% Global RIM $4.0 $5.2 +$1.2 ~5% Data Center $0.3 $0.9 +$0.6 ~23% Asset Lifecycle Management <$0.1 $0.9 +$0.8 ~80% Other $0.1 $0.3 +$0.2 ~23% 56 • Global RIM: Benefit from revenue management and strong digital solutions growth • Data Center: Continued development of our portfolio aligned with strong pipeline • Asset Lifecycle Management: Organic growth and benefit from ITRenew acquisition

INVESTOR EVENT & SITE TOUR 2022 ADJUSTED EBITDA TARGET DRIVERS 57 ($B) 2021 2026 CAGR ADJUSTED EBITDA $1.6 ~$2.5 ~10% Global RIM: Modeling consistent margin Data Center: Modest margin improvement Asset Lifecycle Management: Margin expansion with scale Other: Driving G&A efficiencies

INVESTOR EVENT & SITE TOUR 2022 AFFO TARGET DRIVERS 58 EBITDA driving AFFO growth Conservative plan for cash interest and cash taxes Recurring capital expenditures growing modestly ($B) 2021 2026 CAGR AFFO $1.0 ~$1.5 ~8%

INVESTOR EVENT & SITE TOUR 2022 5 1 2 3 4 KEY TAKEAWAYS Leading from a position of strength to further grow with innovative solutions Uniquely durable business model Exceptional track record of financial execution and operational excellence globally Creating value through a disciplined capital allocation strategy Executing clear strategic initiatives to achieve our revenue growth targets 59

INVESTOR EVENT & SITE TOUR 2022 CLOSING REMARKS Bill Meaney PRESIDENT & CEO

INVESTOR EVENT & SITE TOUR 2022 CLOSING REMARKS 1 Synergistic business model with unmatched customer base and significant cross-selling opportunity Introducing Project Matterhorn Building off key strengths to drive a ~10% CAGR to ~$7.3B in revenue in 2026 2 3 61

INVESTOR EVENT & SITE TOUR 2022 Q&A BILL MEANEY | PRESIDENT & CEO BARRY HYTINEN | EVP & CFO

INVESTOR EVENT & SITE TOUR 2022 APPENDIX

INVESTOR EVENT & SITE TOUR 2022 RECONCILIATION OF OPERATING INCOME TO ADJUSTED EBITDA 64

INVESTOR EVENT & SITE TOUR 2022 RECONCILIATION OF REPORTED EPS TO ADJUSTED EPS 65 1 The difference between our effective tax rates and our structural tax rate (or adjusted effective tax rates) for the years ended December 31, 2021 and 2020, is primarily due to (i) the reconciling items above, which impact our reported net income (loss) before provision (benefit) for income taxes and (ii) other discrete tax items. Our structural tax rate for purposes of the calculation of Adjusted EPS for the years ended December 31, 2021 and 2020 was 17.7% and 15.1%, respectively. The Tax Impact of Reconciling Items and Discrete Tax Items is calculated using the current quarter’s estimate of the annual structural tax rate for the full year. This may result in the current period adjustment plus prior reported quarterly adjustments not summing to the full year adjustment.

INVESTOR EVENT & SITE TOUR 2022 RECONCILIATION OF NET INCOME ATTRIBUTABLE TO IRON MOUNTAIN TO FFO & AFFO 66 1 Includes depreciation expense related to owned real estate assets (land improvements, buildings, building improvements, leasehold of improvements and racking), excluding depreciation related to real estate financing leases. 2 Includes amortization expense for Data Center In-Place Lease Intangible Assets and Data Center Tenant Relationship Intangible Assets. 3 Represents the tax impact of (i) the reconciling items above, which impact our reported net income (loss) before provision (benefit) for income taxes and (ii) other discrete tax items. 4 Includes Customer Relationship Value, intake costs, acquisition of customer relationships, and other intangibles. Excludes amortization of capitalized commissions of $30.8M and $24.1M in 2021 and 2020, respectively.

INVESTOR EVENT & SITE TOUR 2022 SPEAKER BIOS

INVESTOR EVENT & SITE TOUR 2022 As Iron Mountain’s executive vice president and chief financial officer, Barry A. Hytinen has overall responsibility for the company’s financial management and financial operations. He has served as Iron Mountain’s CFO since January 1, 2020. Prior to joining Iron Mountain, he served as executive vice president and CFO at HanesBrands since October 2017, where he has helped diversify the company's business model and offerings to achieve sustainable results in an evolving global retail environment. Prior to that, he served as executive vice president and CFO for Tempur Sealy International, Inc., a global bedding manufacturer. Prior to that role and since 2005, he served in a range of finance, corporate development, financial planning and investor relations roles at Tempur Sealy International, including as executive vice president, Corporate Development and Finance. Prior to joining Tempur Sealy International, Mr. Hytinen served as CFO of Fogbreak Software, a venture-backed software company. Earlier in his career, he held finance and corporate development positions at Vignette and General Electric Company. Mr. Hytinen earned an MBA from Harvard Business School and holds a B.S. in Finance and Political Science from Syracuse University. SPEAKER BIOS Mr. Meaney assumed the role of our chief executive officer (“CEO”) and, simultaneously, became a member of the Board, in January 2013. Mr. Meaney served as chief executive officer of The Zeuling Group, a private business to business conglomerate, from August 2004 until March 2012. Prior to that position, Mr. Meaney served as Managing Director and Chief Commercial Officer for Swiss International Air Lines, Ltd., a company providing passenger and cargo transportation services in Europe and internationally, from December 2002 to January 2004. Mr. Meaney currently serves on the board of directors of State Street Corporation, a publicly held company that provides financial services to institutional investors. Mr. Meaney served on the board of directors of Qantas Airways Limited, an Australian publicly held company offering passenger and air freight transportation services, from February 2012 to June 2018. Mr. Meaney served on the New York Advisory Board of FM Global, a privately held mutual insurance company, until December 2019. Mr. Meaney served on the board of trustees of Carnegie Mellon University until June 2017 and on the board of trustees of Rensselaer Polytechnic Institute until April 2018. Mr. Meaney holds a bachelor’s degree in mechanical engineering from Rensselaer Polytechnic Institute and a master’s degree in industrial administration from Carnegie Mellon University. Bill Meaney PRESIDENT & CEO Barry Hytinen EVP & CFO 68

INVESTOR EVENT & SITE TOUR 2022 SPEAKER BIOS JT Tomovcsik is Iron Mountain's Executive Vice President and Chief Operating Officer, leading multiple functions on a global basis in addition to the company's "Summit" transformation journey, designed to increase overall agility and pace, to better innovate and serve our customers. Tomovcsik is an industry veteran in records management, data management, secure destruction and digital solutions who has served several roles at Iron Mountain, including Executive Vice President and general manager of Records and Information Management in North America, Chief Operating Officer for North America and Executive Vice President of Data Management. He joined Iron Mountain in 1986. JT Tomovcsik EVP, COO As EVP and chief commercial officer, Greg has global responsibility for Iron Mountain’s commercial functions and all aspects of the company’s most important customer relationships, including positioning its new and emerging solutions to meet customers’ evolving digital requirements. Before assuming this role, Greg led Iron Mountain’s Consumer business and held global responsibility for new product introduction, pricing strategy and customer insights in support of the growth objectives of the business. He joined Iron Mountain in 2014 as SVP and GM of the Canadian RIM business. A commercially-focused executive, Greg has experience in many aspects of business and product strategy, business development and general management. Greg brings an extensive background in B2B solution selling and technology services to his role. Before joining Iron Mountain, Greg was a Co-Founder and President of Cyence International, a B2B technology startup that grew to 185 employees. After completing a successful sale to a large Financial Services Technology (Fintech) provider, Greg held serval senior positions including General Manager and EVP, Account Management. Greg is a CPA in Ontario and holds a BMath and MAcc from the University of Waterloo. Greg McIntosh EVP, CCO 69

INVESTOR EVENT & SITE TOUR 2022 SPEAKER BIOS 70 Mark Kidd is executive vice president and general manager of Data Centers, and has been leading the data center organization since the spring of 2013. In this role, Mark is responsible for driving growth across Iron Mountain’s data center platform, including managing design and construction of additional facilities and developing strategic expansion opportunities. Prior to his current role, Mark was the SVP, Enterprise Strategy supporting the executive team in shaping the overall company strategy and also had the responsibility for a variety of internal consulting projects to help support the business unit planning. Previously in conjunction with this role, Mark managed the Office of the CEO. Over the last ten years, Mark has held four other positions within Iron Mountain in the areas of Strategic Planning, Portfolio Management, Capital Investments, and Financial Analysis. Prior to joining Iron Mountain in 2003, Mark worked in the New York office of Thomas Weisel Partners, a boutique investment banking firm. Mark graduated with his A.B. in economics from Harvard University. Mark Kidd EVP & GM, DATA CENTERS